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EXHBIT 10.30

                          LA JOLLA COVE INVESTORS, INC.
                          1795 UNION STREET, 3rd FLOOR
                         SAN FRANCISCO, CALIFORNIA 94123
                            TELEPHONE: (415) 409-8703
                            FACSIMILE: (415) 409-8704
                            E-MAIL: LJCI@PACBELL.NET
LA JOLLA                      www.ljcinvestors.com                 SAN FRANCISCO
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                                December 12, 2003

Mr. Dean Weber
One Voice Technologies, Inc.
6333 Greenwich Drive, Suite 240
San Diego, CA 92112


                             Re: Warrant Prepayment

Dear Dean:

This letter will set forth our agreement for the prepayment toward future Warrant exercises under the Warrant Agreement dated as of December 12, 2003 by and between One Voice Technologies, Inc. ("One Voice") and La Jolla Cove Investors, Inc. ("LJCI"). Capitalized terms used herein and not otherwise defined herein shall have the definitions set forth in the Convertible Debenture dated December 12, 2003 issued by One Voice to LJCI.

On the effective date of the Registration Statement, LJCI shall wire the sum of $100,000 to One Voice. Such funds shall represent a prepayment towards the future exercise of Warrant Shares under the Warrant Agreement. The timing of the application of the prepaid funds shall be at LJCI's sole discretion.

If this letter correctly reflects our agreement regarding the prepayment by LJCI to One Voice toward Warrant exercises, please acknowledge your agreement by signing below.

Sincerely,



Travis W. Huff
Portfolio Manager


One Voice Technologies, Inc.

By: __________________________

Title: _______________________